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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                             Bell Microproducts Inc.
             (Exact name of Registrant as Specified in its Charter)


                                   California
                 (State or Other Jurisdiction of Incorporation)



        000-21528                                                 94-3057566
(Commission File Number)                                       (IRS Employer
                                                            Identification No.)


                              1941 Ringwood Avenue
                         San Jose, California 95131-1721
              (Address of Principal Executive Offices and Zip Code)


                                 (408) 451-9400
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 9.           Regulation FD Disclosure.

         On August 14, 2002, W. Donald Bell, Chief Executive Officer, and Benedictus Borsboom, Chief Financial Officer, of Bell Microproducts Inc. (Company) each submitted correspondence to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certifying that:

         (1) The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Limitation on Incorporation by Reference.

         Pursuant to general instruction B.2. of Form 8-K, the information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BELL MICROPRODUCTS INC.


                                            By     /s/  Benedictus Borsboom
                                               ---------------------------------
Date:  August 14, 2002                             Executive Vice President and
                                                   Chief Financial Officer